UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT March 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                         Nuveen Select Maturities Municipal Fund
                                                                             NIM

Photo of: Man, woman and child at the beach.
Photo of: A child.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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Photo of: Man and child
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advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the twelve-month period covered by this annual report your Fund continued to provide you with monthly tax-free income. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

Your Fund is designed to provide many of the performance characteristics of an intermediate-term investment. As I noted in my last letter to you, our conversations with financial advisers and investors suggest that many of you may be wondering whether intermediate and longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If intermediate and longer-term rates do begin to rise significantly, some of you also may be wondering if that makes this a good time to adjust your holdings of fixed-income investments. We can't answer these questions for you - no one knows what the future will bring.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK."


From our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 16, 2005

Nuveen Select Maturities Municipal Fund
NIM

Portfolio Manager's
        COMMENTS

Portfolio manager John Miller discusses the national economy and market environment, key investment strategies, and the annual performance of the Nuveen Select Maturities Municipal Fund. With twelve years of municipal market experience, including nine years with Nuveen, John has managed NIM since 2001.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2005?

During this 12-month reporting period, the Federal Reserve introduced seven quarter-point increases in the fed funds rate, beginning on June 30, 2004, and continuing through March 22, 2005. These increases, which were intended to control economic growth and head off any incipient inflation, raised the target level for this short-term interest rate benchmark to 2.75% from 1.00%. As short-term rates steadily increased, yields on longer-term municipal bonds - as measured by the Bond Buyer 25, a widely followed municipal bond index - fell by more than 30 basis points over the course of this 12-month period. As a result, the municipal market interest rate curve tended to flatten over the course of the reporting period.

The effect of the Fed's actions gradually began to evidence itself in the data measuring U.S. economic growth. After growing at an annualized rate of 3.3% in the second quarter of 2004, the gross domestic product (GDP) expanded by 4.0% (annualized) in the third quarter of 2004 and 3.8% (annualized) in the fourth quarter of 2004. However, higher interest rates, as well as skyrocketing energy prices, acted to restrain both consumer spending and business investment in the first three months of 2005, and the GDP for the first quarter moderated to a preliminary growth rate of 3.1% (annualized), its slowest pace in two years.

Rising energy costs also served to heighten concerns about the potential for inflation. Although the year-over-year growth in the Consumer Price Index (CPI) as of March 31, 2005, was 3.1%, compared with 3.3% for all of 2004, inflation for the first three months of 2005 was running at a rate of 4.3% (annualized). While the national unemployment rate dropped to 5.2% in March 2005, down from 5.7% in March 2004, annualized job growth in the first three months of 2005 lagged that of 2004, with March 2005 showing the smallest gain in new jobs since July 2004.

Over the 12-month reporting period, municipal supply nationwide remained strong as $369.7 billion in new bonds came to market. During the first three months of 2005, new issue supply reached a first quarter record of $96.6 billion, up 11% from the first quarter of 2004. Refundings dominated the first-quarter 2005 market, as issuers sought to take advantage of current rates.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE 12 MONTHS ENDED MARCH 31, 2005?

With the market anticipating increases in interest rates throughout much of the period, our focus centered on finding bonds that, in our judgment, could add immediate value to the Fund's portfolio and that also had the potential to perform well under a variety of future market scenarios. In keeping with NIM's investment parameters, generally in place since the Fund's inception, our purchase activity emphasized attractive securities in the intermediate part of the yield curve - that is, bonds that mature in 10 to 15 years.

In addition to this yield curve positioning, we also focused on finding premium bonds (those trading above their par price) that had coupons ranging from 5% to 7%. This compared with current market yields in the 3% range. These purchases should provide additional income for reinvestment opportunities, while offering a measure of downside protection if interest rates were to rise. We believe NIM was well-positioned in terms of credit quality, and the majority of our purchases during this period were rated A or better.

As noted earlier, municipal supply for the 12-month reporting period was relatively strong, and we continued to find purchase opportunities that we believe added value to the Fund -- especially in the public power, healthcare and education sectors. Among the bonds added to NIM's portfolio over the past 12 months were $2.5 million in AAA rated bonds issued by Piedmont Municipal Power Agency in South Carolina and $1 million in AA rated bonds issued by the New York Dormitory Authority for Brooklyn Law School. In the healthcare sector, we added $1 million in A1 rated bonds issued for Genesis Medical

Center of Iowa. Despite new purchases, NIM's allocation to healthcare declined to 17% of the portfolio from 20% a year earlier due to calls affecting approximately $2.6 million of our hospital holdings.

Some of the additions to our portfolio during this period were financed with proceeds from the sales of bonds with shorter maturities (i.e., one to three years) and short call dates. These bonds with shorter effective maturities tended to underperform the general market in the interest rate environment of the 12-month period.

HOW DID THE FUND PERFORM?

Results for NIM, as well as for a comparative index and average, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 3/31/05 (annualized)

                               1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NIM                            3.44%            3.25%             4.44%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index1          0.80%            6.06%             5.83%
--------------------------------------------------------------------------------
Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average2                       4.27%            5.52%             5.78%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

For the 12 months ended March 31, 2005, the total return on net asset value
(NAV) for NIM outperformed the return for the Lehman Brothers 7-Year Municipal Bond Index. Over the same period, the Fund, with its intermediate-term orientation, underperformed the average return for the Lipper group, which consists predominantly of funds with longer-term and therefore higher-yielding orientations.

1 The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

2 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 8 funds; 5 years, 8 funds; and 10 years, 8 funds. Fund and Lipper returns assume reinvestment of dividends.

As the municipal yield curve flattened during this period, the prices of bonds with longer maturities, which are more sensitive to interest rate movements, generally tended to perform better than those of securities with the shortest maturities, which are less sensitive to changes in interest rates. Our trading activity over the past 12 months, which emphasized reducing NIM's exposure to bonds with short maturities and reinvesting in bonds closer to the 15-year maximum maturity for this Fund, helped NIM's performance for the period relative to the Lehman Brothers index.

NIM also benefited from its allocation of lower quality bonds during this period, with bonds rated BBB and sub-investment grade generally outperforming higher-rated bonds as the economy showed some improvement. Among the lower-rated holdings making positive contributions to NIM's annual returns were hospital bonds, as the healthcare sector ranked second in terms of performance among the Lehman municipal revenue sectors for the 12-month period. Bonds backed by the 1998 master tobacco settlement agreement also produced solid performance during this period, as the litigation environment improved and the supply/demand situation drove tobacco bond prices higher. As of March 31, 2005, NIM held approximately 5% of its portfolio in tobacco bonds that were uninsured or unenhanced by another source of funding.

The performance of NIM was also boosted by advance refundings during this period, which resulted in price appreciation as well as enhanced credit quality for the Fund. Pre-refunded holdings included $2.1 million in Vernon, California, Electric System revenue bonds for the Malburg Generating Station project, which were upgraded to AAA from A2, and $1.25 million in bonds issued by Shelby County, Tennessee, for Methodist Healthcare.

At the same time, however, NIM's holdings of older pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to the shorter effective maturities of these bonds.

HOW WAS NIM POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MARCH 31, 2005?

We continued to believe that, given the current geopolitical and economic climate, maintaining strong credit quality was an important requirement. As of March 31, 2005, NIM continued to offer strong credit quality, with 95% of its portfolio allocated to rated bonds.

As of March 31, 2005, NIM's potential call exposure for the remainder of 2005 and all of 2006 was 11%. The number of actual bond calls in this Fund depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


NIM was able to maintain a stable dividend throughout this reporting period.

The Fund seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2005, NIM had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

As of March 31, 2005, NIM was trading at a discount of -9.00% to its NAV. By comparison, the Fund's average discount over the entire 12-month reporting period was -7.73%.

Nuveen Select Maturities Municipal Fund
NIM

Performance
     OVERVIEW As of March 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              56%
AA                                4%
A                                18%
BBB                              17%
NR                                4%
BB or Lower                       1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                           0.0395
May                           0.0395
Jun                           0.0395
Jul                           0.0395
Aug                           0.0395
Sep                           0.0395
Oct                           0.0395
Nov                           0.0395
Dec                           0.0395
Jan                           0.0395
Feb                           0.0395
Mar                           0.0395

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/04                        9.98
                              9.86
                              9.6
                              9.51
                              9.72
                              9.73
                              9.65
                              9.49
                              9.44
                              9.3
                              9.45
                              9.37
                              9.38
                              9.26
                              9.36
                              9.38
                              9.17
                              9.05
                              9.08
                              9
                              9.03
                              9.17
                              9.24
                              9.2
                              9.22
                              9.06
                              9.12
                              9.11
                              9.13
                              9.05
                              9.07
                              9.07
                              9.11
                              9.19
                              9.12
                              9.11
                              9.14
                              9.21
                              9.3
                              9.4
                              9.34
                              9.34
                              9.3
                              9.34
                              9.17
                              9.26
                              9.27
                              9.28
                              9.26
                              9.23
                              9.06
                              9.09
                              9.11
                              9.13
                              9.15
                              9.08
                              9.08
                              9.15
                              9.1
                              9.18
                              9.11
                              9.15
                              9.2
                              9.19
                              9.25
                              9.26
                              9.28
                              9.31
                              9.28
                              9.3
                              9.25
                              9.28
                              9.23
                              9.27
                              9.25
                              9.27
                              9.21
                              9.23
                              9.25
                              9.25
                              9.23
                              9.24
                              9.26
                              9.28
                              9.28
                              9.28
                              9.25
                              9.25
                              9.28
                              9.35
                              9.37
                              9.29
                              9.34
                              9.36
                              9.38
                              9.45
                              9.53
                              9.55
                              9.5
                              9.51
                              9.45
                              9.49
                              9.52
                              9.47
                              9.45
                              9.5
                              9.52
                              9.5
                              9.47
                              9.48
                              9.45
                              9.45
                              9.48
                              9.49
                              9.55
                              9.59
                              9.54
                              9.55
                              9.55
                              9.6
                              9.56
                              9.53
                              9.47
                              9.6
                              9.54
                              9.61
                              9.57
                              9.65
                              9.61
                              9.6
                              9.57
                              9.57
                              9.64
                              9.71
                              9.81
                              9.82
                              9.78
                              9.62
                              9.72
                              9.7
                              9.7
                              9.73
                              9.69
                              9.73
                              9.74
                              9.63
                              9.64
                              9.56
                              9.57
                              9.63
                              9.63
                              9.61
                              9.62
                              9.53
                              9.37
                              9.41
                              9.45
                              9.47
                              9.42
                              9.47
                              9.35
                              9.38
                              9.44
                              9.47
                              9.46
                              9.49
                              9.43
                              9.43
                              9.45
                              9.42
                              9.45
                              9.46
                              9.58
                              9.52
                              9.5
                              9.48
                              9.54
                              9.5
                              9.42
                              9.42
                              9.41
                              9.31
                              9.35
                              9.33
                              9.31
                              9.29
                              9.31
                              9.35
                              9.35
                              9.31
                              9.33
                              9.34
                              9.39
                              9.51
                              9.5
                              9.51
                              9.68
                              9.9
                              9.8
                              9.57
                              9.55
                              9.55
                              9.59
                              9.54
                              9.54
                              9.53
                              9.65
                              9.64
                              9.62
                              9.7
                              9.71
                              9.78
                              9.79
                              9.72
                              9.82
                              9.87
                              9.73
                              9.75
                              9.79
                              9.79
                              9.62
                              9.68
                              9.65
                              9.68
                              9.74
                              9.69
                              9.9
                              9.76
                              9.76
                              9.81
                              9.8
                              9.79
                              9.8
                              9.76
                              9.66
                              9.74
                              9.77
                              9.6
                              9.58
                              9.56
                              9.47
                              9.52
                              9.57
                              9.58
                              9.52
                              9.48
                              9.42
                              9.43
                              9.4
                              9.338
                              9.25
                              9.27
3/31/05                       9.3

FUND SNAPSHOT
------------------------------------
Share Price                    $9.30
------------------------------------
Net Asset Value               $10.22
------------------------------------
Premium/(Discount) to NAV     -9.00%
------------------------------------
Market Yield                   5.10%
------------------------------------
Taxable-Equivalent Yield1      7.08%
------------------------------------
Net Assets ($000)           $126,645
------------------------------------
Average Effective
Maturity on Securities (Years) 11.54
------------------------------------
Modified Duration               4.35
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.52%         3.44%
------------------------------------
5-Year          2.79%         3.25%
------------------------------------
10-Year         4.37%         4.44%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Colorado                       11.9%
------------------------------------
Illinois                       11.6%
------------------------------------
Washington                      9.7%
------------------------------------
New York                        9.2%
------------------------------------
Texas                           6.9%
------------------------------------
District of Columbia            4.2%
------------------------------------
South Carolina                  4.1%
------------------------------------
Wisconsin                       3.8%
------------------------------------
Arkansas                        3.0%
------------------------------------
Kansas                          3.0%
------------------------------------
Michigan                        2.7%
------------------------------------
Arizona                         2.6%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
Iowa                            2.2%
------------------------------------
Alabama                         2.1%
------------------------------------
Florida                         2.1%
------------------------------------
Massachusetts                   2.1%
------------------------------------
Other                          16.3%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Utilities                      21.4%
------------------------------------
Healthcare                     17.1%
------------------------------------
U.S. Guaranteed                13.0%
------------------------------------
Tax Obligation/General          8.8%
------------------------------------
Consumer Staples                7.1%
------------------------------------
Long-Term Care                  6.7%
------------------------------------
Tax Obligation/Limited          6.2%
------------------------------------
Transportation                  5.5%
------------------------------------
Other                          14.2%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2004 of $0.0024 per share.

Report of
  INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NUVEEN SELECT MATURITIES MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities of Nuveen Select Maturities Municipal Fund (the Fund), including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Select Maturities Municipal Fund at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
May 13, 2005

                        Nuveen Select Maturities Municipal Fund (NIM)
                        Portfolio of
                                INVESTMENTS March 31, 2005

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.1%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement                   12/11 at 101.00          A-     $    2,114,120
                 Revenue Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Healthcare Authority, Alabama, Revenue                1/12 at 101.00          A-            542,710
                 Bonds, Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.6%

        1,000   Arizona Educational Loan Marketing Corporation, Educational             No Opt. Call         Aaa          1,014,780
                 Loan Revenue Bonds, Series 1992, 6.375%, 9/01/05
                 (Alternative Minimum Tax)

        1,260   Phoenix Industrial Development Authority, Arizona, Statewide          4/08 at 101.50         AAA          1,285,036
                 Single Family Mortgage Revenue Bonds, Series 1998C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

          975   Winslow Industrial Development Authority, Arizona, Hospital             No Opt. Call         N/R            944,287
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 3.0%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding              10/11 at 100.00         AAA          1,080,550
                 and Construction Bonds, Series 2002A, 5.250%, 10/01/17 -
                 FSA Insured

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,              No Opt. Call          A+          1,045,930
                 Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12

        1,380   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,          No Opt. Call         AAA          1,631,809
                 Series 1992A, 6.500%, 7/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.8%

        2,115   Vernon, California, Electric System Revenue Bonds, Malburg            4/08 at 100.00         Aaa          2,257,763
                 Generating Station Project, Series 2003C, 5.250%, 4/01/17
                 (Pre-refunded to 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 11.6%

        2,895   Centennial Downs Metropolitan District, Colorado, General            12/14 at 100.00         AAA          3,061,955
                 Obligation Bonds, Series 1999, 5.000%, 12/01/20 -
                 AMBAC Insured

        1,455   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB          1,459,947
                 School Revenue Bonds, Douglas County School District RE-1 -
                 DCS Montessori School, Series 2002A, 6.000%, 7/15/22

        1,175   Colorado Educational and Cultural Facilities Authority, Charter      12/13 at 100.00         AAA          1,178,701
                 School Revenue Bonds, Classical Academy, Series 2003,
                 4.500%, 12/01/18 - XLCA Insured

          590   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA            611,246
                 Senior Bonds, Series 2000D-2, 6.900%, 4/01/29
                 (Alternative Minimum Tax)

        1,025   Denver Health and Hospitals Authority, Colorado, Healthcare          12/11 at 100.00         BBB          1,066,287
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23

        1,465   Denver West Metropolitan District, Colorado, General                 12/13 at 100.00          AA          1,447,244
                 Obligation Refunding and Improvement Bonds, Series 2003,
                 4.500%, 12/01/18 - RAAI Insured

          190   El Paso County, Colorado, FNMA Mortgage-Backed Single                   No Opt. Call         Aaa            191,752
                 Family Revenue Refunding Bonds, Series 1992A-2,
                 8.750%, 6/01/11

           70   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA             73,003
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

        5,875   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 38.04         AAA          1,669,499
                 Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27 -
                 AMBAC Insured

        1,000   Summit County, Colorado, Sports Facilities Revenue Refunding            No Opt. Call         AAA          1,065,880
                 Bonds, Keystone Resorts Management, Inc. Project,
                 Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00          A3          2,966,738
                 Series 2001A, 5.600%, 11/15/21


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.7%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
$         500    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/05 at 100.00         BBB     $      505,100
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                              No Opt. Call         BBB          1,607,916


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.1%

                District of Columbia, General Obligation Refunding Bonds,
                Series 1993A:
          900    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA            936,621
        4,105    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          4,266,491


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.1%

        2,400   Deltona, Florida, Utility Systems Water and Sewer Revenue            10/13 at 100.00         AAA          2,607,720
                 Bonds, Series 2003, 5.250%, 10/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.4%

          895   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero      1/09 at 100.00         N/R            913,571
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

        2,000   Illinois Development Finance Authority, Revenue Refunding             4/10 at 102.00        BBB-          2,099,940
                 Bonds, Olin Corporation, Series 1993D, 6.750%, 3/01/16

        4,950   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          5,311,697
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        2,000   Illinois Educational Facilities Authority, Revenue Bonds,               No Opt. Call          A1          1,977,500
                 Art Institute of Chicago, Series 2000, 4.450%, 3/01/34
                 (Mandatory put 3/01/15)

        1,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        8/05 at 101.00          A+          1,012,320
                 Edward Hospital, Series 1993A, 6.000%, 2/15/19

        1,210   Illinois Health Facilities Authority, Revenue Bonds, Silver           8/09 at 101.00          A-          1,236,305
                 Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19

          850   Illinois Housing Development Authority, Section 8 Elderly             5/05 at 100.00          A-            851,360
                 Housing Revenue Bonds, Skyline Towers Apartments,
                 Series 1992B, 6.625%, 11/01/07

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          1,119,550
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.625%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.8%

        1,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call          AA          1,063,990
                 Series 1992D, 6.600%, 2/01/07


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.2%

        1,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          1,072,490
                 Medical Center, Series 2000, 6.250%, 7/01/25

        1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          1,686,546
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.9%

        3,500   Wichita, Kansas, Hospital Facilities Revenue Refunding and           11/11 at 101.00          A+          3,680,880
                 Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.500%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.9%

        1,100   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          1,122,484
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.0%

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call         BBB          1,006,930
                 Remarketed Revenue Refunding Bonds, Ogden Haverhill
                 Project, Series 1992A, 4.850%, 12/01/05

        1,490   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          1,583,289
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41
                 (Alternative Minimum Tax) - MBIA Insured


                                       13


                        Nuveen Select Maturities Municipal Fund (NIM) (continued)
                             Portfolio of INVESTMENTS March 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.7%

$       1,000   Cornell Township Economic Development Corporation,                    5/12 at 100.00         BBB     $    1,093,660
                 Michigan, Environmental Improvement Revenue Refunding
                 Bonds, MeadWestvaco Corporation-Escanaba Project,
                 Series 2002, 5.875%, 5/01/18

        1,194   Michigan State Hospital Finance Authority, Collateralized               No Opt. Call        Baa2          1,200,779
                 Loan, Detroit Medical Center, Series 2001, 7.360%, 3/01/07

          470   Michigan State Hospital Finance Authority, Revenue Refunding            No Opt. Call         Ba3            470,672
                 Bonds, Detroit Medical Center, Series 1988A,
                 8.125%, 8/15/12

          600   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba3            604,926
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.9%

        1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call           A          1,098,690
                 Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.8%

        1,000   Dodge County School District 1, Nebraska, Fremont Public             12/14 at 100.00         Aaa          1,057,850
                 Schools, General Obligation Bonds, Series 2004,
                 5.000%, 12/15/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.0%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,092,330
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        1,500   New York State Energy Research and Development                       10/05 at 100.00          A1          1,503,300
                 Authority, Facilities Revenue Bonds, Consolidated Edison
                 Company Inc., Series 2001A, 4.700%, 6/01/36 (Alternative
                 Minimum Tax) (Mandatory put 10/01/12)

        1,325   New York State Medical Care Facilities Finance Agency,                2/06 at 102.00         AA+          1,384,387
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        2,130   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,393,694
                 Water Treatment Plant Bonds, Series 1994, 8.500%, 11/01/07
                 (Alternative Minimum Tax) - MBIA Insured

        4,300   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          5,060,928
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6%

        1,880   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA          1,996,353
                 Series 2003, 5.000%, 6/01/18 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.6%

          970   Hamilton County, Ohio, Hospital Facilities Revenue Refunding            No Opt. Call        A***            993,338
                 Bonds, Bethesda Hospital Inc., Series 1992A, 6.250%, 1/01/06

        1,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,           No Opt. Call          A+          1,012,380
                 Cargill Inc., Series 2004B, 4.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.9%

        1,150   Oklahoma State Industries Authority, Health System Revenue            8/06 at 102.00         AAA          1,202,429
                 Refunding Bonds, Baptist Medical Center, Series 1995D,
                 5.000%, 8/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.5%

        1,500   Pennsylvania Economic Development Financing Authority,               12/05 at 101.00        BBB-          1,535,670
                 Resource Recovery Revenue Bonds, Colver Project,
                 Series 1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)

        1,390   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,630,248
                 Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.0%

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
$       1,040    6.750%, 1/01/19 - FGIC Insured                                         No Opt. Call         AAA     $    1,314,165
        1,460    6.750%, 1/01/19 - FGIC Insured                                         No Opt. Call         AAA          1,813,597

        1,250   South Carolina JOBS Economic Development Authority,                     No Opt. Call     Baa2***          1,425,700
                 Hospital Revenue Bonds, Palmetto Health Alliance,
                 Series 2000A, 7.000%, 12/15/10

          500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            504,710
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.8%

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002:
        1,250    6.000%, 9/01/17 (Pre-refunded to 9/01/12)                            9/12 at 100.00       A-***          1,430,763
          750    6.000%, 9/01/17                                                      9/12 at 100.00       A-***            856,005


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.8%

        1,055   Austin, Texas, General Obligation Bonds, Series 2004,                 9/14 at 100.00         AAA          1,107,898
                 5.000%, 9/01/20 - MBIA Insured

          415   Austin-Travis County Mental Health Center, Texas, Revenue             9/05 at 101.00         AAA            424,943
                 Bonds, Mental Health and Mental Retardation Center
                 Facilities Acquisition Program, Series 1995A,
                 6.500%, 3/01/15 - FSA Insured

        2,000   Brazos River Authority, Texas, Collateralized Revenue                 6/14 at 100.00         AAA          1,975,600
                 Refunding Bonds, CenterPoint Energy Inc., Series 2004B,
                 4.250%, 12/01/17 - FGIC Insured

          180   Galveston Property Finance Authority Inc., Texas, Single              9/05 at 100.00          A3            180,526
                 Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

          715   Gulf Coast Mental Health Centers, Texas, Revenue Bonds,               9/05 at 101.00         AAA            732,131
                 Mental Health and Mental Retardation Facilities
                 Acquisition Program, Series 1995C, 6.500%, 3/01/15 -
                 FSA Insured

        2,500   Matagorda County Navigation District 1, Texas, Pollution                No Opt. Call        BBB+          2,546,875
                 Control Revenue Refunding Bonds, Central Power and
                 Light Company, Series 2001A, 4.550%, 11/01/29
                 (Mandatory put 11/01/06)

          900   Tom Green County Health Facilities Development Corporation,             No Opt. Call        Baa3            913,635
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 5.600%, 5/15/06

          300   Travis County Health Facilities Development Corporation,              5/05 at 101.00         Aaa            300,897
                 Texas, Hospital Revenue Bonds, Daughters of Charity
                 National Health System, Series 1993B, 5.900%, 11/15/07

          455   Tri-County Mental Health and Retardation Center, Texas,               9/05 at 101.00         AAA            465,902
                 Revenue Bonds, Facilities Acquisition Program,
                 Series 1995E, 6.500%, 3/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.7%

        2,055   Bountiful, Davis County, Utah, Hospital Revenue Refunding               No Opt. Call         N/R          2,104,032
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.6%

                Washington State Public Power Supply System, Revenue Refunding
                Bonds, Nuclear Project 1, Series 1993A:
          160    7.000%, 7/01/07                                                        No Opt. Call         Aaa            173,723
        1,340    7.000%, 7/01/07                                                        No Opt. Call         Aaa          1,459,206
        1,130    7.000%, 7/01/08                                                        No Opt. Call         Aaa          1,266,854
        1,870    7.000%, 7/01/08                                                        No Opt. Call         Aaa          2,087,874

        7,000   Washington Public Power Supply System, Revenue                          No Opt. Call         Aaa          6,760,040
                 Refunding Bonds, Nuclear Project 3, Series 1990B,
                 0.000%, 7/01/06

          295   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA            371,405
                 Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 -
                 MBIA Insured


                                       15


                        Nuveen Select Maturities Municipal Fund (NIM) (continued)
                             Portfolio of INVESTMENTS March 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.6%

$       2,000   Harrison County Commission, West Virginia, Solid Waste                8/06 at 100.00         AAA     $    2,046,400
                 Disposal Revenue Bonds, West Penn Power Company,
                 Series 1994C, 6.750%, 8/01/24 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.7%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
          930    6.125%, 6/01/27                                                      6/12 at 100.00         BBB            944,982
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00         BBB          1,506,196

        1,000   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          1,058,240
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/21

        1,150   Wisconsin Health and Educational Facilities Authority,                2/09 at 101.00           A          1,179,508
                 Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                 5.500%, 2/15/20 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     122,674   Total Long-Term Investments (cost $121,079,311) - 98.4%                                                 124,655,378
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      1,989,821
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  126,645,199
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES March 31, 2005

--------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $121,079,311)                  $ 124,655,378
Receivables:
   Interest                                                           2,007,645
   Investments sold                                                     395,000
Other assets                                                              8,222
--------------------------------------------------------------------------------
      Total assets                                                  127,066,245
--------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          318,500
Accrued expenses:
   Management fees                                                       53,077
   Other                                                                 49,469
--------------------------------------------------------------------------------
      Total liabilities                                                 421,046
--------------------------------------------------------------------------------
Net assets                                                        $ 126,645,199
================================================================================
Shares outstanding                                                   12,394,977
================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)                     $       10.22
================================================================================


NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Shares, $.01 par value per share                                  $     123,950
Paid-in surplus                                                     138,316,281
Undistributed (Over-distribution of) net investment income              (88,272)
Accumulated net realized gain (loss) from investments               (15,282,827)
Net unrealized appreciation of investments                            3,576,067
--------------------------------------------------------------------------------
Net assets                                                        $ 126,645,199
================================================================================
Authorized shares:                                                    Unlimited
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended March 31, 2005

--------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 6,871,995
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                         628,515
Shareholders' servicing agent fees and expenses                          14,792
Custodian's fees and expenses                                            32,417
Trustees' fees and expenses                                               3,078
Professional fees                                                        13,020
Shareholders' reports - printing and mailing expenses                    37,984
Stock exchange listing fees                                               9,629
Investor relations expense                                               23,125
Other expenses                                                            6,116
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                              768,676
   Custodian fee credit                                                  (9,460)
--------------------------------------------------------------------------------
Net expenses                                                            759,216
--------------------------------------------------------------------------------
Net investment income                                                 6,112,779
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                       22,958
Change in net unrealized appreciation
   (depreciation) of investments                                     (1,920,901)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,897,943)
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 4,214,836
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS

                                                    YEAR ENDED       YEAR ENDED
                                                       3/31/05          3/31/04
--------------------------------------------------------------------------------
OPERATIONS
Net investment income                            $   6,112,779    $   6,292,979
Net realized gain (loss) from investments               22,958          (59,362)
Change in net unrealized appreciation
   (depreciation) of investments                    (1,920,901)         230,665
--------------------------------------------------------------------------------
Net increase in net assets from operations           4,214,836        6,464,282
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                          (5,904,969)      (6,234,675)
--------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                  (5,904,969)      (6,234,675)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets               (1,690,133)         229,607
Net assets at the beginning of year                128,335,332      128,105,725
--------------------------------------------------------------------------------
Net assets at the end of year                    $ 126,645,199    $ 128,335,332
================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of year      $     (88,272)   $    (301,884)
================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2005, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended March 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended March 31, 2005.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund did not engage in transactions in its own shares during the fiscal year ended March 31, 2005, nor during the fiscal year ended March 31, 2004.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended March 31, 2005, aggregated $12,060,000 and $13,671,728, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2005, the cost of investments owned was $120,987,929.

The net unrealized appreciation of investments at March 31, 2005, aggregated $3,667,449 of which $4,088,089 related to appreciated securities and $420,640 related to depreciated securities.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax components of undistributed net investment income and net realized gains at March 31, 2005, were as follows:
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                   $293,159
Undistributed net ordinary income **                                      16,787
Undistributed net long-term capital gains                                     --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2005, paid on April 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,875,221
Distributions from net ordinary income **                                 29,748
Distributions from net long-term capital gains                                --
================================================================================

2004
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $6,265,664
Distributions from net ordinary income **                                 24,790
Distributions from net long-term capital gains                                --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2005, the Fund had unused capital loss carryforwards of $15,281,082 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $14,922 of the carryforward will expire in the year 2010, $6,523,386 will expire in 2011, $8,737,798 will expire in 2012 and
$4,976 will expire in 2013.

The Fund elected to defer $1,744 of net realized losses from investments incurred from November 1, 2004 through March 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of April 30, 2005, the complex-level fee rate was .1915%; that is, the funds' effective management fees were reduced by approximately .0085%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .3000%
For the next $125 million                                                 .2875
For the next $250 million                                                 .2750
For the next $500 million                                                 .2625
For the next $1 billion                                                   .2500
For net assets over $2 billion                                            .2375
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5000%
For the next $125 million                                                 .4875
For the next $250 million                                                 .4750
For the next $500 million                                                 .4625
For the next $1 billion                                                   .4500
For net assets over $2 billion                                            .4375
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, which would result in the automatic termination of the agreement under the 1940 Act. The Board of Trustees will consider approval of a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders. The agreement, if approved by the Fund's shareholders, would take effect upon such approval. There can be no assurance that the approval will be obtained.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Fund declared a dividend distribution of $.0395 per share from its tax-exempt net investment income which was paid on May 2, 2005, to shareholders of record on April 15, 2005.

                        Financial
                               HIGHLIGHTS


Selected data for a share outstanding throughout each period:

                                    INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                             -----------------------------------   ------------------------
                                                  NET
                BEGINNING           NET     REALIZED/                     NET                               ENDING        ENDING
                NET ASSET    INVESTMENT    UNREALIZED              INVESTMENT       CAPITAL              NET ASSET        MARKET
                    VALUE        INCOME    GAIN (LOSS)     TOTAL       INCOME         GAINS     TOTAL        VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2005       $10.35          $.49         $(.14)      $.35        $(.48)         $ --     $(.48)      $10.22      $ 9.3000
        2004        10.34           .51            --        .51         (.50)           --      (.50)       10.35        9.9300
        2003(a)     10.57           .43          (.22)       .21         (.44)           --      (.44)       10.34        9.8500
Year Ended 5/31:
        2002        11.21           .57          (.57)        --         (.61)         (.03)     (.64)       10.57       10.4500
        2001        11.16           .62           .06        .68         (.63)           --      (.63)       11.21       10.8700
        2000        11.84           .63          (.59)       .04         (.62)         (.10)     (.72)       11.16       10.1875
=================================================================================================================================
                        TOTAL RETURNS                                       RATIOS/SUPPLEMENTAL DATA
                   -----------------------    --------------------------------------------------------------------------------------
                                                                   BEFORE CREDIT                   AFTER CREDIT**
                                                           ---------------------------    ----------------------------
                                                                         RATIO OF NET                    RATIO OF NET
                                                              RATIO OF     INVESTMENT        RATIO OF      INVESTMENT
                   BASED ON      BASED ON         ENDING   EXPENSES TO      INCOME TO     EXPENSES TO       INCOME TO     PORTFOLIO
                     MARKET     NET ASSET     NET ASSETS       AVERAGE        AVERAGE         AVERAGE         AVERAGE      TURNOVER
                      VALUE+        VALUE+         (000)    NET ASSETS     NET ASSETS      NET ASSETS      NET ASSETS          RATE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2005          (1.52)%        3.44%     $126,645            .61%          4.81%           .60%            4.82%           10%
        2004           6.03          5.09       128,335            .63           4.92            .62             4.93            13
        2003(a)       (1.48)         2.03       128,106            .65*          4.95*           .65*            4.96*            6
Year Ended 5/31:
        2002           1.87          (.06)      130,959            .69           5.23            .68             5.23            48
        2001          13.15          6.19       138,804            .64           5.50            .61             5.53            35
        2000          (5.48)          .43       138,149            .61           5.48            .61             5.49             6
====================================================================================================================================

*    Annualized.

**   After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

(a)  For the period June 1, 2002 through March 31, 2003.


                                 See accompanying notes to financial statements.

                                  24-25 SPREAD

Board Members
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             154
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               154
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       154
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company;  formerly, Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                154
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Fleming Asset                    153
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College; currently a member of the American and Wisconsin Bar Associations.


                                       26


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                154
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Chair, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development Coalition; President,
                                                          Philharmonic Orchestra; formerly, Member, Community Advisory
                                                          Board, National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     154
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          154
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston
                                                          of Commerce and Evanston Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED (4) DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               154
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp. (3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       27


Board Members
      AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED (4) DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            154
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 154
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               154
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999) (3); Vice
                                                          President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             154
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (3); and Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            154
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp. (3); Managing Director
                                                          of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 154
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995) (3); Managing Director of Nuveen Asset
                                                          Management (since 2001); Vice President of Nuveen Investment
                                                          Advisers Inc. (since 2002); Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         154
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         154
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Complliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp. (3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       28

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED (4) DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    154
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               154
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             154
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management; Vice President and Assistant Secretary of Nuveen
                                                          Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
         For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                        o Share prices
           Learn more                   o Fund details
about Nuveen Funds at                   o Daily financial news
   WWW.NUVEEN.COM/ETF                   o Investor education
                                        o Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-A-0305D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                     Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2005                                  $ 8,652                      $ 0                     $ 409                $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 N/A                       0%                        0%                 0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2004                                  $ 8,210                      $ 0                     $ 385                $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 N/A                       0%                        0%                 0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
March 31, 2005                                      $ 0                      $ 0                       $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                       0%                        0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
March 31, 2004                                      $ 0                      $ 0                       $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                 N/A                      N/A                       N/A
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2005                                    $ 409                      $ 0                       $ 0                $ 409
March 31, 2004                                    $ 385                      $ 0                       $ 0                $ 385


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: June 8, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.